EXHIBIT 99.1

Sunwin International Neutraceuticals Changes Corporate Name to Sunwin Stevia International

Qufu, China--(4/20/12) – Sunwin International Neutraceuticals, Inc.  (OTCBB: SUWN) one of the top global providers of high quality stevia extracts including Rebaudioside A 98, announced today that the company has changed its name to Sunwin Stevia International, Inc. which is effective today. The Company’s trading symbol will remain “SUWN” on the OTCBB.

Management believes the new corporate name more accurately reflects our core business focus on the production and distribution stevia and stevia related products.  With the regulatory approvals of stevia for use in the U.S. and E.U. markets as a sweetener now behind the industry, management believes there will be a progressive increase in the use of stevia by the food and beverage industry in the coming years.  Management believes Sunwin Stevia International has positioned itself to capitalize on this opportunity and we intend to work diligently to solidify our position as a reliable and trusted source for multiple grades of stevia for food and beverage industry customers across the globe.

Commenting on the name change, Ms. Dongdong Lin, CEO of Sunwin Stevia International, stated, "We are excited to unveil our new corporate name as part of the rebranding of our company.  We look forward to continuing to build our stevia production and distribution business as the food and beverage industry trends toward lower calorie, all natural products.  We believe stevia is now in the right place at the right time to become the sweetener of choice when it comes to healthier products that taste great.   We have worked hard to ensure that our facilities have met with international quality standards and we have established strong distribution relationships in North America and Europe to market our products.  We are focused on building our high grade stevia extracts into the brand of choice for companies across the globe and look forward to reaching our future goals for the benefit of our company and its stockholders.”

About Sunwin Stevia International , Inc.

Sunwin Stevia International, Inc. engages in the areas of zero calorie, all natural sweeteners (Sunwin Stevia™ Extracts) and essential traditional Chinese medicine. As an industry leader in agricultural processing, Sunwin has built an integrated global firm with the sourcing and production capabilities to meet the needs of consumers throughout the world. For more info about Sunwin, please visit http://www.sunwininternational.com

Safe Harbor Statement

Sunwin Stevia International, Inc. is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to,  our ability to return our revenues to historical levels, our dependence on continued market acceptance of our products, competition, our ability to control our raw material costs, risks associated with operating in China, and other risk factors impacting our company, some of which may be beyond our control.  We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2011.

Contact:

Dore Perler
U.S. Representative
954-232-5363
ir@sunwininternational.com